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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-32400, 333-89495, 333-89497, 333-67089, 333-45375, and
333-52968) of Corixa Corporation of our report dated February 9, 2001, with respect to the consolidated financial statements of Corixa Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 2000.

                                            ERNST & YOUNG  LLP

March 27, 2001
Seattle, Washington